Deferred Tax Assets and Liabilities (Detail) - USD ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Deferred tax assets
Accrued expenses	$ 269	$ 377
Retirement benefits	248	411
Tax credits and net operating losses	834	747
Valuation allowances	(483)	(150)
Total deferred tax assets	868	1,385
Deferred tax liabilities
Subsidiaries’ unremitted earnings	35	145
Asset basis differences	705	704
Total deferred tax liabilities	740	849
Net deferred tax asset	$ 128	$ 536